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                                                                    EXHIBIT 23.2

                    CONSENT OF LEVINE, HUGHES & MITHUEN, INC.


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Sport-Haley, Inc., on Form S-8 and related prospectus of our report dated September 7, 1999 on the financial statements of Sport-Haley, Inc., appearing in the Annual Report on Form 10-K of Sport-Haley, Inc. for the year ended June 30, 1999.


                                       /s/ Levine, Hughes & Mithuen, Inc.






Englewood, Colorado
December 20, 1999